SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2012

Date of Report (Date of earliest event reported)

Aurora Gold Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24393

(Commission File Number)

13-3945947

(I.R.S. Employer Identification No.)

C/- Coresco AG,

Level 3, Gotthardstrasse 20,

Zug, Switzerland 6304

(Address of principal executive offices)

41-7887-96966

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 5, 2012, Aurora Gold Corporation (the “Company”), completed the sale of 135,000,000 shares of the Company’s common stock for a purchase price of $5,000,000, to Alltech Capital Limited (“Investor”) pursuant to the terms of a subscription agreement entered into between the Company and the Investor dated September 21, 2012.

SECTION 3. Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On October 5, 2012, the Company completed the sale of 135,000,000 shares of the Company’s common stock for a purchase price of $5,000,000, to Investor. The Company claimed an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the sale of the Company’s common stock pursuant to, among other applicable exemptions, Regulation S as the Investor is no a U.S. Person (as that term is defined in Regulation S of the Act) and the Investor purchased the shares in a transaction outside of the United States. The certificates representing the shares each bear a restrictive legend in accordance with Regulation S. In addition, the Company and the Investor have complied or will comply with the following requirements of Regulation S:

1.	the offer or sale was made in an offshore transaction;

2.	the Company did not make any directed selling efforts in the United States;

3.	no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

4.	the Investor certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

5.	the Investor agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

6.	the Company is required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

SECTION 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As a result of the sale of 135,000,000 shares of the Company’s common stock to the Investor, as further described in Section 2.01 and Section 3.02, above, representing approximately 54% of the Company’s issued and outstanding shares, a change in control of the Company has occurred. The Investor used funds from its working capital to acquire the shares from the Company. As a condition to the closing of the transaction, the Company agreed to increase the size of its board of directors to five (5) members and to appoint two board members selected by the Investor.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 5, 2012, the Company increased its board of directors from three (3) members to five (5) members and the board of directors appointed each of Messrs. Vladimir Bernshtein and Andrey Ratsko to serve as directors of the Company. Additionally, Mr. Bernshtein has been named as the Company’s Chief Business Development Director.

There are no family relationships between either of Messrs. Bernshtein or Ratsko and any director or executive officer of the Company, and neither of them have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

On October 8, 2012, the Company issued a press release announcing the completion of the sale of 135,000,000 shares of its common stock for the aggregate price of $5,000,000. A copy of the press release is attached as Exhibit 99.1 hereto.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

99.1	Press release dated October 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 10, 2012.

Aurora Gold Corporation

By:	/s/ Lars Pearl
Name:	Lars Pearl
Title:	President, Chief Executive Officer and Director